UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2014

OBA FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34593	27-1898270
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20300 Seneca Meadows Parkway, Germantown, Maryland	20876
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 916-0742

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

OBA Financial Services, Inc. (the “Company”) completed its merger (the “Merger”) with and into F.N.B. Corporation (“FNB”), effective as of 11:59 p.m. on September 19, 2014 (the “Effective Time”), pursuant to an Agreement and Plan of Merger, dated as of April 7, 2014, by and between FNB and the Company (the “Merger Agreement”). As a result of the consummation of the transactions contemplated by the Merger Agreement, as of the Effective Time, the Company’s separate corporate existence ceased and FNB continued as the surviving corporation. As of the Effective Time, each share of common stock of the Company outstanding immediately prior to the Effective Time (other than those to be cancelled in accordance with the Merger Agreement) was converted into and became exchangeable for the right to receive 1.781 shares of FNB common stock (provided, however, that cash will be issued in lieu of fractional shares) (the “Merger Consideration”).

Additional information and details of the Merger Agreement were previously disclosed in the proxy statement/prospectus filed by FNB with the Securities and Exchange Commission (“SEC”) on July 2, 2014 (SEC File No. 333-196807) (the “Proxy Statement”). Any description of the Merger Agreement is qualified in its entirety by reference to the complete copy of the Merger Agreement which is included as Appendix A in the Proxy Statement and is incorporated by reference herein.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

The information disclosed in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference.

In connection with the consummation of the Merger, on September 19, 2014, the Company notified the NASDAQ Stock Market (“NASDAQ”) that, as of the Effective Time, the Company would be merged with and into FNB and each common share of the Company outstanding immediately prior to the Effective Time (other than those to be cancelled in accordance with the Merger Agreement) would be converted into and become exchangeable for the Merger Consideration and requested that NASDAQ file with the SEC a notification of removal from listing on Form 25 to report that shares of the Company’s common stock are no longer listed on NASDAQ.

ITEM 3.03                      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As of the Effective Time, holders of the Company’s shares of common stock cease to have any rights as shareholders of the Company and were entitled only to receive the Merger Consideration.

ITEM 5.01                      CHANGES IN CONTROL OF REGISTRANT

FNB completed its acquisition of the Company in accordance with the Merger Agreement effective as of the Effective Time.

As previously disclosed, the Merger Agreement was approved by the Company’s shareholders at a special meeting of shareholders held on August 21, 2014.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OBA Financial Services, Inc.
DATE: September 19, 2014	By:	/s/ David A. Miller
David A. Miller
Senior Vice President and Chief Financial Officer